                                                                EXHIBIT 99.B24




                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



        Signature            Title        Date


/s/ Stephen B. Timbers       Trustee      November 20, 1996
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                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



        Signature            Title        Date


/s/ David W. Belin           Trustee      November 20, 1996
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                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



        Signature            Title        Date


/s/ Lewis A. Burnham         Trustee      November 20, 1996
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                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



        Signature            Title        Date


/s/ Donald L. Dunaway        Trustee      November 20, 1996
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                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



        Signature            Title        Date


/s/ Robert B. Hoffman        Trustee      November 20, 1996
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                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



        Signature            Title        Date


/s/ Donald R. Jones          Trustee      November 20, 1996
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                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



        Signature            Title        Date


/s/ Dominique P. Morax       Trustee      November 20, 1996
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                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



        Signature            Title        Date


/s/ Shirley D. Peterson      Trustee      November 20, 1996
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                               POWER OF ATTORNEY



     The person whose signature appears below hereby appoints Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



        Signature            Title        Date


/s/ William P. Sommers       Trustee      November 20, 1996
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